OMB APPROVAL
	OMB Number:	3235-0570
	Expires:	January 31, 2017
UNITED STATES	Estimated average burden hours per response. . . . . . . . . . . . ..20.6
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2014 to March 31, 2015

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report as of March 31, 2015.

TEKLA LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2015

(Unaudited)

TEKLA LIFE SCIENCES INVESTORS

DISTRIBUTION POLICY

The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders, if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. With each distribution, the Fund will issue a notice to shareholders and a press release that will provide detailed information regarding the amount and estimated composition of the distribution. You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount (if the Fund's stock is trading at or below net asset value) or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

To our Shareholders:

On March 31, 2015, the net asset value (NAV) per share of the Fund was $27.18. During the six month period ended March 31, 2015, total return at NAV of the Fund was 20.55%, with distributions reinvested. The total investment return at market with distributions reinvested was 29.31% during the same period. Comparisons to relevant indices are listed below.

Investment Returns	Six Months Ended 3/31/15
At Market	29.31%
At Net Asset Value	20.55%
NASDAQ Biotech Index	25.94%
S&P 500 Index	5.92%

Investment Highlights

After several years of solid performance, our view of the healthcare and biotech sectors remains largely unchanged. That is, population demographics will continue to drive demand for products and services. In addition, good fundamentals, generally encouraging data, notable approval rates and M&A activity should continue to drive favorable sentiment. And after an impressive three year run, while valuations are notably higher than they were previously, solid revenue and earnings growth rates in our sector relative to other sectors should attract investors.

As we have noted previously, population demographics in the U.S. and abroad continue to create demand for healthcare. The population in much of the developed world is getting older. As they age, people develop chronic and rare diseases which require treatment. In the U.S., Obamacare is increasing the number of individuals covered by health insurance, thus increasing their access to healthcare services. In many emerging markets, the middle class is growing and demanding new healthcare services. Overall, these trends have led and should continue to lead to an increase in healthcare spending as a percentage of GDP. There are certainly trends that will pressure pricing, but in general we and most others seem to think that demand for healthcare services will continue to grow, probably at a rate that exceeds that of GDP.

We continue to see the development of new and differentiated products, particularly in the biotech sector. In the last couple of years, there has been an impressive spate of new IPOs and follow-on financings that has created a new generation of companies developing the next generation of healthcare and biotech products. Just in the six month period ending March 31, 2015, BioCentury reports that there were 45 IPOs which raised a total of approximately $4B. Even more impressive, a total of 128 follow-on financings raised approximately $14B for the sponsoring companies. This created an impressive group of well financed companies which appears poised to develop many differentiated, high-value products. As an example, it looks to us that after a number of years of effort, the burgeoning field of immuno-oncology is in the process of demonstrating a real move forward in the treatment of both hematologic and solid tumor cancers. For some time, the industry has been developing products that are more effective at targeting a cancer within the body. By getting the product to the actual site of the tumor, the goal has been to increase clinical effectiveness and to decrease side effects. In the last decade a number of these kinds of products have been developed. The opportunity at the moment is to develop treatments that recruit the body's natural immune system to be more able to attack one's cancer. In theory, this approach should be even more effective than products developed in the last decade. The first two products in the general area were sponsored by large pharmaceutical companies and approved by the FDA in the last six months. Clinical data demonstrated by these products in a variety of clinical trials have been impressive. The ultimate goal is to combine this new approach with existing drugs to effect even better results for patients. Initial results in these so-called "combination" trials have often been impressive. There are a number of other approaches being developed, but immune-oncology is emblematic of the current generation of therapeutic advances.

Generally, positive clinical data and high product approval rates are an important part of developing investor interest in the healthcare sector. In a diverse population of companies developing a wide range of products and technologies, there are always some successes and some failures. But it is helpful when highly anticipated results come out positively. There were myriad trial results reported in the last six months but arguably Biogen Inc.'s Alzheimer's Disease trial was the most anticipated clinical trial result of recent months. We would say that trial met or exceeded market expectations. As for regulatory approvals, FDA approved approximately 40 new medicines in 2014. This is among the most approvals of recent years. Moreover, it is likely that new initiatives, like the FDA's Breakthrough Therapy program, introduced several years ago to facilitate development and review of novel treatments, is having an effect on overall approval rates. Additional programs and legislative initiatives are being developed.

Beyond product development fundamentals, there is little question that M&A activity is having a positive impact on sector sentiment. A number of acquisitions have been announced of late but the proposed acquisition of Pharmacyclics, Inc., makers of Imbruvica, for a price estimated to be over $21B by AbbVie Inc. was a particularly notable transaction.

In summary, we are favorable on the fundamentals of the healthcare and biotech sectors. However, we also want to express a note of caution. After several years of outperformance, valuations in the healthcare and biotech sectors, while reasonable relative to other sectors on a growth adjusted (P/E divided by G) basis, they are high on a trailing twelve month Price/Earnings basis:

Sector	Price/ Earnings	Estimated Earnings Growth[1]	PEG
Information Technology	20.02	11.07	1.59
Healthcare	24.78	9.67	1.9
Consumer Discretionary	19.58	8.67	2.10
Telecommunications	17.75	7.13	2.38
Industrials	18.70	7.08	2.41
Consumer Staples	21.72	6.81	3.01
Financials	14.37	3.08	4.50
Utilities[2]	17.77	-0.84	High
Energy[2]	19.91	-3.36	High
Materials[2]	20.35	-89.37	High

1 Source: Bloomberg May 5, 2015

2 PEG values high due to negative earnings estimates; PEG would be incalculably high

However, on a growth adjusted (PEG), healthcare sector valuations are among the most attractive. This is of course due to the fact that estimated healthcare earnings growth rates are among the highest of the illustrated sectors. It is our belief that expected earnings growth is a key metric in stock price appreciation. As a consequence we think valuations in the sector are reasonable and may well attract continued investor interest.

Portfolio Highlights

During the report period, considering both market return and Fund weighting, investments in Incyte Corporation, Celgene Corporation, Neurocrine Biosciences, Inc., BioMarin Pharmaceuticals, Inc., Biogen, Regeneron Pharmaceuticals, Inc. and bluebird bio, Inc. were among those that provided beneficial contributions to return. Investments in

Gilead Sciences, Inc., Epizyme, Inc. and BioDelivery Sciences International, Inc. were among those that had a negative contribution to return.

Investment Changes

During the six month period ended March 31, 2015, within the public portfolio, the Fund established positions in several companies including Accelerate Diagnositcs, Inc., Bellicum Pharmaceuticals, Inc., Cellectis S.A., Flex Pharma, Inc., Galapagos NV, Receptos, Inc., Sorrento Therapeutics, Inc., Xencor, Inc. and Zafgen, Inc. During the same six month period, the Fund exited its position in several companies including, Celladon Corporation, Clovis Oncology, Inc., Cubist Pharmaceuticals, Inc., MEI Pharma, Inc., NPS Pharmaceuticals, Inc., PTC Therapeutics, Inc., PerkinElmer, Inc., Thermo Fisher Scientific, Inc. and Zyomyx Inc.

During the same six month period, within the venture portfolio, the Fund made follow-on investments in CardioKinetix, Inc., IlluminOss Medical, Inc., Insightra Medical, Inc. Neurovance, Inc., Palyon Medical Corporation and Veniti, Inc.

As always, if you have questions, please feel free to call us at (617) 772-8500.

Daniel R. Omstead, PhD
President

TEKLA LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2015
(Unaudited)

Issuer – Sector	% of Net Assets
Celgene Corporation Biotechnologies/Biopharmaceuticals	9.6%
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	8.3%
Biogen Inc. Biotechnologies/Biopharmaceuticals	5.6%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.7%
Incyte Corporation Drug Discovery Technologies	4.5%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.2%
Teva Pharmaceutical Industries Ltd. Generic Pharmaceuticals	3.4%
Amgen Inc. Biotechnologies/Biopharmaceuticals	3.3%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	3.1%
BioMarin Pharmaceutical Inc. Biotechnologies/Biopharmaceuticals	3.1%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2015
(Unaudited)

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

	CONVERTIBLE PREFERRED AND WARRANTS
SHARES	(Restricted) (a) (b) - 5.5% of Net Assets	VALUE
	Biotechnologies/Biopharmaceuticals - 0.6%
2,568,939	EBI Life Sciences, Inc. Series A (c)	$13,102
2,862,324	Euthymics Biosciences, Inc. Series A (c)	1,099,991
53,948	Neurovance, Inc. Series A (c)	199,867
497,639	Neurovance, Inc. Series A-1 (c)	1,843,653
		3,156,613
	Healthcare Services - 1.5%
3,589,744	PHT Corporation Series D (c)	6,102,565
802,996	PHT Corporation Series E (c)	1,461,453
99,455	PHT Corporation Series F (c)	282,452
		7,846,470
	Medical Devices and Diagnostics - 3.4%
2,338,198	AlterG, Inc. Series C	958,661
79,330	CardioKinetix, Inc. Series C	1,116,094
142,574	CardioKinetix, Inc. Series D	542,779
439,333	CardioKinetix, Inc. Series E	1,250,781
403,207	CardioKinetix, Inc. Series F	1,377,516
N/A (d)	CardioKinetix, Inc. warrants (expiration 12/11/19)	0
N/A (d)	CardioKinetix, Inc. warrants (expiration 6/03/20)	0
8,822	CardioKinetix, Inc. warrants (expiration 8/15/24)	0
2,161,090	Dynex Technologies, Inc. Series A	1,080,545
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
3,210,450	IlluminOss Medical, Inc. Series C-1	1,230,887
5,126,388	Insightra Medical, Inc. Series C (c)	2,170,000
2,446,016	Labcyte, Inc. Series C	1,743,765
107,178	Labcyte, Inc. Series D	88,915
2,161,090	Magellan Diagnostics, Inc. Series A	1,480,995
98,824	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0
9,606,373	Palyon Medical Corporation Series A (c)	2,046
18,832,814	Palyon Medical Corporation Series B (c)	1,318
N/A (d)	Palyon Medical Corporation warrants (expiration 4/26/19) (c)	0

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - continued	VALUE
43,478	TherOx, Inc. Series H	$435
99,646	TherOx, Inc. Series I	997
3,280,000	Tibion Corporation Series B	0
N/A (d)	Tibion Corporation warrants (expiration 7/12/17)	0
N/A (d)	Tibion Corporation warrants (expiration 10/30/17)	0
N/A (d)	Tibion Corporation warrants (expiration 11/28/17)	0
2,606,033	Veniti, Inc. Series A (c)	2,633,396
1,307,169	Veniti, Inc. Series B (c)	1,386,253
716,720	Veniti, Inc. Series C (c)	819,999
		17,885,382
	TOTAL CONVERTIBLE PREFERRED AND WARRANTS (Cost $31,410,447)	28,888,465
PRINCIPAL AMOUNT	CONVERTIBLE AND NON-CONVERTIBLE NOTES - 2.1% Convertible Notes - 2.1
	Biotechnologies/Biopharmaceuticals - 0.6%
$1,485,000	Merrimack Pharmaceuticals, Inc. 4.5%, due 7/15/20	2,929,163
	Drug Discovery Technologies - 0.0%
700,000	deCode Genetics, Inc. 3.5%, due 4/15/11 (a) (b)	0
	Medical Devices and Diagnostics - 0.1%
775,000	Insightra Medical, Inc., 8.00% due 11/1/15 (Restricted) (a) (c)	775,000
37,399	Palyon Medical Corporation Promissory Note, 8.00% due 5/15/15 (Restricted) (a) (c)	37
26,005	Palyon Medical Corporation Promissory Note, 8.00%, due 6/15/15 (Restricted) (a) (c)	26
30,339	Palyon Medical Corporation Promissory Note, 8.00%, due 7/15/15 (Restricted) (a) (c)	30
36,281	Palyon Medical Corporation Promissory Note, 8.00%, due 8/15/15 (Restricted) (a) (c)	36
		775,129
	Pharmaceuticals - 1.4%
1,500,000	Spectrum Pharmaceuticals, Inc., 2.75%, due 12/15/18 (g)	1,371,562

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

PRINCIPAL AMOUNT	Pharmaceuticals - continued	VALUE
$2,000,000	Supernus Pharmaceuticals, Inc., 7.50%, due 5/1/19 (g)	$4,826,250
1,350,000	TetraLogic Pharmaceuticals Corporation, 8.00%, due 6/15/19 (g)	1,191,375
		7,389,187
	TOTAL CONVERTIBLE NOTES	11,093,479
	Non-Convertible Notes (Restricted) (a) (b) - 0.0%
	Medical Devices and Diagnostics - 0.0%
238,286	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
28,211	Tibion Corporation Non-Cvt. Promissory Note, 0.00%, due 12/31/18	0
	TOTAL NON-CONVERTIBLE NOTES	0
	TOTAL CONVERTIBLE AND NON-CONVERTIBLE NOTES (Cost $8,017,024)	11,093,479
SHARES	COMMON STOCKS AND WARRANTS - 86.4%
	Biotechnologies/Biopharmaceuticals - 59.3%
139,592	Acorda Therapeutics, Inc. (b)	4,645,622
127,799	Alexion Pharmaceuticals, Inc. (b)	22,147,567
133,553	Alkermes plc (b)	8,142,726
75,895	Alnylam Pharmaceuticals, Inc. (b)	7,924,956
107,115	Amgen Inc.	17,122,333
60,000	Bellicum Pharmaceuticals, Inc. (b)	1,390,200
250,000	BioDelivery Sciences International, Inc. (b)	2,625,000
69,082	Biogen Inc. (b)	29,169,184
128,432	BioMarin Pharmaceutical Inc. (b)	16,005,196
54,527	bluebird bio, Inc. (b)	6,585,226
436,322	Celgene Corporation (b)	50,299,200
4,940	Celladon Corporation warrants (Restricted, expiration 10/10/18) (a) (b)	69,358
40,000	Cellectis S.A. (b)	1,383,600
1,892	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	0
200,000	Epizyme, Inc. (b)	3,756,000
69,780	Flex Pharma, Inc. (b)	1,367,688
46,000	Galapagos NV (b) (f)	1,090,346
443,120	Gilead Sciences, Inc. (b)	43,483,366
207,030	Infinity Pharmaceuticals, Inc. (b)	2,894,279

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

SHARES	Biotechnologies/Biopharmaceuticals - continued	VALUE
176,966	Karyopharm Therapeutics Inc. (b)	$5,416,929
55,717	KYTHERA Biopharmaceuticals Inc. (b)	2,794,208
12,743	MacroGenics, Inc. (b)	399,748
567,787	Merrimack Pharmaceuticals, Inc. (b)	6,745,309
353,475	Momenta Pharmaceuticals, Inc. (b)	5,372,820
209,316	Neurocrine Biosciences, Inc. (b)	8,311,938
113,100	OncoGenex Pharmaceuticals, Inc. (b)	243,165
37,500	OncoGenex Pharmaceuticals, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	0
40,236	Receptos, Inc. (b)	6,634,514
54,522	Regeneron Pharmaceuticals, Inc. (b)	24,615,592
15,000	Sage Therapeutics, Inc. (b)	753,450
142,597	Sorrento Therapeutics, Inc. (b)	1,648,421
56,000	Synageva BioPharma Corp (b)	5,461,680
544,628	Verastem, Inc. (b)	5,538,867
138,157	Vertex Pharmaceuticals, Inc. (b)	16,298,381
20,000	Xencor, Inc. (b)	306,400
13,307	Zafgen, Inc. (b)	527,090
		311,170,359
	Drug Delivery - 1.2%
260,583	Heron Therapeutics, Inc. (b)	3,791,483
103,333	Heron Therapeutics, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	879,367
571,540	IntelliPharmaceutics International Inc. (b) (c)	1,594,597
319,800	IntelliPharmaceutics International Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	182,286
		6,447,733
	Drug Discovery Technologies - 4.5%
259,915	Incyte Corporation (b)	23,823,809
	Generic Pharmaceuticals - 12.1%
46,815	Actavis plc (b)	13,933,080
255,050	Akorn, Inc. (b)	12,117,425
99,469	Impax Laboratories, Inc. (b)	4,662,112
147,916	Mylan NV (b)	8,778,815
18,854	Perrigo Company plc (f)	3,121,280
122,850	Sagent Pharmaceuticals, Inc. (b)	2,856,263
287,318	Teva Pharmaceutical Industries Ltd. (e)	17,899,911
		63,368,886
	Healthcare Services - 0.1%
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	629,629

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

SHARES	Medical Devices and Diagnostics - 3.3%	VALUE
144,625	Accelerate Diagnostics, Inc. (b)	$3,254,062
226,902	Accuray, Inc. (b)	2,110,189
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	108,257
17,668	IDEXX Laboratories, Inc. (b)	2,729,353
47,854	Illumina, Inc. (b)	8,883,616
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
		17,085,570
	Pharmaceuticals - 5.9%
58,000	Agios Pharmaceuticals, Inc. (b)	5,469,400
104,773	Endo International PLC (b)	9,398,138
232,784	Ironwood Pharmaceuticals, Inc. (b)	3,724,544
35,148	Jazz Pharmaceuticals plc (b)	6,073,223
444,450	TherapeuticsMD, Inc. (b)	2,688,922
2,850,811	Zogenix, Inc. (b)	3,905,611
		31,259,838
	TOTAL COMMON STOCKS AND WARRANTS (Cost $231,792,783)	453,785,824
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 94.0% (Cost $271,220,254)	493,767,768
INTEREST	MILESTONE INTEREST (Restricted) (a) (b) - 0.0%
	Biotechnologies/Biopharmaceuticals - 0.0%
1	Targegen Milestone Interest	0
	TOTAL MILESTONE INTEREST (Cost $2,962,363)	0
	TOTAL INVESTMENTS - 94.0% (Cost $274,182,617)	493,767,768
	OTHER ASSETS IN EXCESS OF LIABILITIES - 6.0%	31,307,284
	NET ASSETS - 100%	$525,075,052

(a)  Security fair valued. See Investment Valuation and Fair Value Measurments.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $20,568,107).

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2015

(Unaudited)

(continued)

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2015

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $250,812,372)	$473,199,661
Investments in affiliated issuers, at value (cost $20,407,882)	20,568,107
Milestone interest, at value (cost $2,962,363)	0
Total Investments	493,767,768
Cash	35,747,022
Dividends and interest receivable	142,454
Receivable for investments sold	2,812,301
Prepaid expenses	41,428
Other assets (see Note 1)	115,527
Total assets	532,626,500
LIABILITIES:
Payable for investments purchased	6,858,230
Accrued advisory fee	414,811
Accrued shareholder reporting fees	38,209
Accrued trustee fees	9,830
Accrued other	230,368
Total liabilities	7,551,448
Commitments and Contingencies (see Notes 1 and 5)
NET ASSETS	$525,075,052
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 19,321,063 shares issued and outstanding	$271,399,624
Accumulated net investment loss	(5,236,932)
Accumulated net realized gain on investments, milestone interest and foreign currencies	39,327,209
Net unrealized gain on investments and milestone interest	219,585,151
Total net assets (equivalent to $27.18 per share based on 19,321,063 shares outstanding)	$525,075,052

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2015

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $20,365)	$269,699
Interest and other income	218,101
Total investment income	487,800
EXPENSES:
Advisory fees	2,506,496
Legal fees	126,532
Trustees' fees and expenses	91,311
Administration and auditing fees	90,529
Custodian fees	44,674
Shareholder reporting	43,902
Transfer agent fees	27,819
Other (see Note 2)	73,046
Total expenses	3,004,309
Less: Management fee waiver (see Note 2)	(133,509)
Net expenses	2,870,800
Net investment loss	(2,383,000)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	42,539,053
Investments in affiliated issuers	1,033
Foreign currency transactions	7,512
Net realized gain	42,547,598
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	51,834,007
Investments in affiliated issuers	(943,752)
Change in unrealized appreciation (depreciation)	50,890,255
Net realized and unrealized gain (loss)	93,437,853
Net increase in net assets resulting from operations	$91,054,853

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2015 (Unaudited)	Year ended September 30, 2014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($2,383,000)	($3,765,777)
Net realized gain	42,547,598	29,303,846
Change in net unrealized appreciation	50,890,255	63,729,188
Net increase in net assets resulting from operations	91,054,853	89,267,257
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(18,514,317)	(27,402,925)
Total distributions	(18,514,317)	(27,402,925)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions (315,157 and 626,859 shares, respectively)	8,447,300	13,439,253
Net Proceeds of shares issued in connection with the Fund's rights offering (0 and 3,384,155 shares, respectively)	—	66,494,456
Total capital share transactions	8,447,300	79,933,709
Net increase in net assets	80,987,836	141,798,041
NET ASSETS:
Beginning of period	444,087,216	302,289,175
End of period	$525,075,052	$444,087,216
Accumulated net investment loss included in net assets at end of period	($5,236,932)	($2,853,932	) (a)

(a)  Reflects reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2015

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($86,707,324)
Net maturities of short-term investments	4,132,000
Sales of portfolio securities	130,369,231
Interest income received	193,820
Dividend income received	277,726
Other operating receipts (expenses paid)	(2,453,755)
Net cash provided from operating activities	45,811,698
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(10,067,017)
Net cash used for financing activities	(10,067,017)
NET INCREASE IN CASH	35,744,681
CASH AT BEGINNING OF PERIOD	2,341
CASH AT END OF PERIOD	$35,747,022
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$91,054,853
Purchases of portfolio securities	(86,707,324)
Net maturities of short-term investments	4,132,000
Sales of portfolio securities	130,369,231
Net realized gain on investments and foreign currencies	(42,547,598)
Increase in net unrealized appreciation (depreciation) on investments	(50,890,255)
Increase in dividends and interest receivable	(16,254)
Increase in accrued expenses	79,284
Decrease in prepaid expenses and other assets	337,761
Net cash provided from operating activities	$45,811,698

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $8,447,300.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2015		Years ended September 30,
	(Unaudited)		2014		2013	2012		2011		2010
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$23.37		$20.16		$15.74	$11.70		$11.51		$11.32
Net investment loss (1)	(0.12)		(0.23)		(0.22)	(0.09	)(2)	(0.19	)(3)	(0.09	)(4)
Net realized and unrealized gain	4.90		5.71		5.94	5.54		1.26		0.53
Total increase (decrease) from investment operations	4.78		5.48		5.72	5.45		1.07		0.44
Distributions to shareholders from:
Net realized capital gains	(0.97)		(1.70)		(1.30)	(1.49)		(1.01)		(0.29)
Total distributions	(0.97)		(1.70)		(1.30)	(1.49)		(1.01)		(0.29)
Increase resulting from shares repurchased	—		—		—	0.08		0.13		0.04
Change due to rights offering	—		(0.57	)(5)	—	—		—		—
Net asset value per share, end of period	$27.18		$23.37		$20.16	$15.74		$11.70		$11.51
Per share market value, end of period	$27.57		$22.10		$19.25	$15.39		$10.46		$9.59
Total investment return at market value	29.31	%*	24.20%		34.96%	64.66%		19.15%		7.05%
Total investment return at net asset value	20.55	%*	25.40%		38.19%	50.56%		11.05%		4.76%
RATIOS
Expenses to average net assets	1.24	%**	1.34%		1.47%	1.72%		1.77%		1.52%
Expenses to average net assets with waiver	1.18	%**	1.32%		—	—		—		—
Net investment loss to average net assets	(0.98	%)**	(1.07%)		(1.26%)	(0.64	%)(2)	(1.54	%)(3)	(0.79	%)(4)
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$525		$444		$302	$227		$171		$251
Portfolio turnover rate	17.97	%*	30.62%		42.23%	77.70%		93.57%		57.45%

*  Not Annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the ratio of net investment loss to average net assets would have been (1.58%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.66%).

(4)  Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.28%).

(5)  See Note 1. The rights offering shares were issued at a subscription price of $19.750 which was less than the fund NAV of $22.78 on June 27, 2014 thus creating a dilution effect on the NAV.

The accompanying notes are an integral part of these financial statements.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. Effective October 15, 2014, the name of the Fund changed from H&Q Life Sciences Investors to Tekla Life Sciences Investors.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after March 31, 2015, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

markets or the company's technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund enters into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

Milestone Interest

The Fund holds a financial instrument which reflects the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestone will not be achieved and no payment will be received by the Fund. The milestone interest was received as part of the proceeds from the sale of one private company. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interest on the financial statements as of and for the six months ended March 31, 2015:

Statement of Assets and Liabilities, Milestone interest, at value	$0
Statement of Assets and Liabilities, Net unrealized gain (loss) on investments and milestone interest	($2,962,363)
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interest	$0

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2015 totaled $83,940,781 and $119,211,062, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The Trustees initially adopted a distribution policy in May, 1999, and since then the Fund has made quarterly distributions at a rate of 2.00% of the Fund's net assets, except for the periods from August 4, 2009, to April 5, 2010 (during which distributions were suspended) and from April 5, 2010, to November 1, 2010 (during which the Fund made distributions at a rate of l.25% of the Fund's net assets).

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2015, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2015. Prior to this renewal, in March 2014, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2015, the Fund did not repurchase any shares through the repurchase program.

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

During the year ended September 30, 2014, the Fund did not repurchase any shares through the repurchase program.

Rights Offering

On June 27, 2014, the Fund issued 3,384,276 common shares in connection with a rights offering of the Fund's shares. Shareholders of record on May 30, 2014 were issued one non-transferable right for each share held on that date. The rights entitled the shareholder to purchase one new common share for every three rights held. These shares were issued at a subscription price of $19.750. Proceeds to the Fund were $66,839,451 after deducting the rights offering costs of $344,995.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2015, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2015.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70%

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The adviser has contractually agreed to waiver a portion of management fees for a one-year period following the completion of the rights offering. During the one-year period ended June 27, 2015, the Adviser will waive its fees such that the Fund will pay a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.75% of the average net assets for the next $250 million, 0.75% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2015, these payments amounted to $21,958 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2015 were as follows:

Issuer	Value on September 30, 2014	Purchases	Sales	Income	Value on March 31, 2015
EBI Life Sciences, Inc.	$13,102				$13,102
Euthymics Biosciences, Inc.	1,099,991				1,099,991
Insightra Medical, Inc.	2,170,000	$775,000			2,945,000
IntelliPharmaceutics International Inc.	1,937,349	—	$11,357		1,776,883
Neurovance, Inc.	1,500,553	543,714	—		2,043,520
Palyon Medical Corporation	663,105	130,024	—		3,493
PHT Corporation	7,846,470	—	—		7,846,470
Veniti, Inc.	4,019,649	819,999	—		4,839,648
	$19,250,219	$2,268,737	$11,357	$0	$20,568,107

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

(4)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2015 to value the Fund's net assets. For the six months ended March 31, 2015, there were no transfers between Levels 1 and 2. The Fund accounts for transfers between levels at the beginning of the period.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferred and Warrants
Biotechnologies/Biopharmaceuticals			$3,156,613	$3,156,613
Healthcare Services			7,846,470	7,846,470
Medical Devices and Diagnostics			17,885,382	17,885,382
Convertible Non-Convertible Notes
Biotechnologies/Biopharmaceuticals		$2,929,163	—	2,929,163
Drug Discovery Technologies		—	0	0
Medical Devices and Diagnostics		—	775,129	775,129
Pharmaceuticals		7,389,187	—	7,389,187
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$311,101,001	—	69,358	311,170,359
Drug Delivery	5,386,080	—	1,061,653	6,447,733
Drug Discovery Technologies	23,823,809	—	—	23,823,809
Generic Pharmaceuticals	63,368,886	—	—	63,368,886
Healthcare Services	—	—	629,629	629,629
Medical Devices and Diagnostics	16,977,220	—	108,350	17,085,570
Pharmaceuticals	31,259,838	—	—	31,259,838
Other Assets	—	—	115,527	115,527
Total	$451,916,834	$10,318,350	$31,648,111	$493,883,295

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Level 3 Assets	Balance as of September 30, 2014	Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers in (out of) Level 3	Balance as of March 31, 2015
Convertible Preferred and Warrants
Biotechnologies/ Biopharmaceuticals	$2,613,646	$(2,641)	$545,608		$	$3,156,613
Healthcare Services	7,846,470	—	—			7,846,470
Medical Devices and Diagnostics	16,119,664	(661,233)	2,426,951			17,885,382
Convertible and Non-Convertible Notes
Drug Discovery Technologies	—	—	—			0
Medical Devices and Diagnostics	251,153	(129,896)	905,026	$(251,154)		775,129
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	25,046	44,311	1	—		69,358
Drug Delivery	632,059	429,594	—	—		1,061,653
Drug Discovery Technologies	11	(11)	—	—		—
Healthcare Services	777,777	(148,379)	231	—		629,629
Medical Devices and Diagnostics	76,069	32,281	—	—		108,350
Other Assets	468,897	—	4,965	(358,336)		115,527
Total	$28,810,792	($435,974)	$3,882,782	($609,488)	$0	$31,648,111
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2015						($435,965)

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at 3/31/2015	Valuation Technique	Unobservable Input	Range (Weighted Average)
Private Companies and Other Restricted Securities	1,239,268	Public market price	None	N/A
	19,496,828	Adjusted Capital asset pricing model	Discount Rate	14%-39% (21.57%)
			Price to sales multiple	1.7-4.8 (2.7)
	10,794,963	Independent valuation	None	N/A
	117,052	Probability adjusted value	Probability of events	20%-100% (26.22%)
			Timing of events	0-2.83 (1.97) years
$31,648,111

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

(5)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 3% of the Fund's net assets at March 31, 2015.

At March 31, 2015, the Fund had commitments of $319,114 relating to additional investments in one private company.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2015. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
AlterG, Inc.
Series C Cvt. Pfd	4/12/13	$1,427,310	$0.41	$958,661
CardioKinetix, Inc.
Series C Cvt. Pfd	5/22/08	1,653,315	14.07	1,116,094
Series D Cvt. Pfd	12/10/10	545,940	3.81	542,779
Series E Cvt. Pfd	9/14/11	1,253,611	2.85	1,250,781
Series F Cvt. Pfd	12/04/14	1,377,518	3.42	1,377,516
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00	0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00	0
Warrants (expiration 8/15/24)	8/15/14	126	0.00	0
Celladon Corporation
Warrants (expiration 10/10/18)	10/10/13	65	14.04	69,358
Cercacor Laboratories, Inc. Common	3/31/98	0	0.83	108,257
Ceres, Inc.
Warrants (expiration 9/05/15)	9/05/07	20	0.00	0
Dynex Technologies, Inc.
Series A Cvt. Pfd	1/03/12††	199,963	0.50	1,080,545
Warrants (expiration 4/01/19)	1/03/12††	60	0.00	0
Warrants (expiration 5/06/19)	1/03/12††	5	0.00	0
EBI Life Sciences, Inc.
Series A Cvt. Pfd	12/29/11††	13,597	0.01	13,102
Euthymics Biosciences, Inc.
Series A Cvt. Pfd	7/14/10 - 5/21/12	2,635,558	0.38	1,099,991
Heron Therapeutics, Inc.
Warrants (expiration 7/01/16)	6/30/11	555	8.51	879,367
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd	9/26/12 - 6/13/14	1,231,368	0.38	1,230,887
InnovaCare Health, Inc.
Common	12/21/12††	643,527	4.25	629,629
Insightra Medical, Inc.
Series C Cvt. Pfd	4/29/13	2,173,707	0.42	2,170,000
Cvt. Promissory Note	12/8/14	775,000	100.00	775,000
IntelliPharmaceutics International Inc.
Warrants (expiration 2/01/16)	1/31/11	115	0.57	182,286
Labcyte, Inc.
Series C Cvt. Pfd	7/18/05	1,283,959	0.71	1,743,765
Series D Cvt. Pfd	12/21/12	68,608	0.83	88,915

TEKLA LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2015

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
Magellan Diagnostics, Inc.
Series A Cvt. Pfd	11/28/06 - 10/01/09	$1,010,827	$0.69		$1,480,995
Warrants (expiration 4/01/19)	4/03/09	358	0.00		0
Warrants (expiration 5/06/19)	5/12/09	28	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd	12/29/11††	203,613	3.70		199,867
Series A-1 Cvt. Pfd	10/11/12 - 10/10/13	1,849,481	3.70		1,843,653
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	0.00		0
Palyon Medical Corporation
Series A Cvt. Pfd	4/28/09	2,070,040	0.00	†	2,046
Series B Cvt. Pfd	6/28/13	1,314,671	0.00	†	1,318
Cvt. Promissory Note	11/13/14	37,401	0.10		37
Cvt. Promissory Note	12/17/14	26,005	0.10		26
Cvt. Promissory Note	1/22/15	30,339	0.10		30
Cvt. Promissory Note	2/17/15	36,282	0.10		36
Warrants (expiration 4/26/19)	4/25/12	21	0.00		0
PHT Corporation
Series D Cvt. Pfd	7/23/01	2,804,181	1.70		6,102,565
Series E Cvt. Pfd	9/12/03 - 10/19/04	627,548	1.82		1,461,453
Series F Cvt. Pfd	7/21/08	81,729	2.84		282,452
Songbird Hearing, Inc. Common	12/14/00	2,003,239	0.67		93
Targegen Milestone Interest	7/20/10	2,962,363	0.00		0
TherOx, Inc.
Series H Cvt. Pfd	9/11/00 - 8/21/07	2,001,787	0.01		435
Series I Cvt. Pfd	7/08/05	386,639	0.01		997
Tibion Corporation
Series B Cvt. Pfd	2/23/11	905,158	0.00		0
Non-Cvt. Promissory Note	7/12/12	238,513	0.00		0
Non-Cvt. Promissory Note	4/12/13	28,212	0.00		0
Warrants (expiration 7/12/17)	7/12/12	0	0.00		0
Warrants (expiration 10/30/17)	10/30/12	0	0.00		0
Warrants (expiration 11/28/17)	11/28/12	0	0.00		0
Veniti, Inc.
Series A Cvt. Pfd	2/28/11	2,272,029	1.01		2,633,396
Series B Cvt. Pfd	5/24/13	1,197,448	1.06		1,386,253
Series C Cvt. Pfd	12/12/14	819,999	1.14		819,999
		$38,192,084			$31,532,584

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01

  ††  Interest received as part of a corporate action for a previously owned security.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in meetings held on March 19 and May 18, 2015, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant enhancements to its infrastructure, including enhancements in number, experience and qualifications of its investment team in order to meet the future demands of the Fund (and Tekla Healthcare Investors and Tekla Healthcare Opportunities Fund) for investment management services.

TEKLA LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the current fiscal year to date and over the past one-, two-, three-, four-, five-, six-, seven-, eight-, nine-, and ten-year periods; comparisons of the Fund's performance to its benchmark, the NASDAQ Biotechnology Index (the NBI), the S&P 500 Index, the S&P 1500 Healthcare Index, and other investment companies; and information relating to the performance of the Fund's venture capital portfolio. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser. Although the NBI's performance generally exceeded the Fund's returns by net asset value and stock price over the reported periods, the returns by net asset value and by stock price of the Fund (including venture capital investments) were comparable to the performance of the NBI over the reported periods, considering that the NBI includes only public companies. In addition, the Fund's returns by NAV and by stock price generally met or exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 34 healthcare funds for the reported periods.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

TEKLA LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM

In March 2015, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2015. In March 2014, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A. Mark Charest, Ph.D., Christian Richard, M.B.A, M.S., Timothy Gasperoni, Ph.D., M.B.A, Amanda Birdsey-Benson, Ph.D., Alan Kwan, Ph.D., M.S., M.B.A., and William Hite are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

TEKLA LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
(617) 772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com) or by calling

(617) 772-8500

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2014 - Oct. 31, 2014)
Month #2 (Nov. 1, 2014 – Nov. 30, 2014)
Month #3 (Dec. 1, 2014 – Dec. 31, 2014)
Month #4 (Jan. 1, 2015 – Jan. 31, 2015)
Month #5 (Feb. 1, 2015 – Feb. 28, 2015)
Month #6 (Mar. 1, 2015 – Mar. 31, 2015)
Total

(1)  On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 28, 2014, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2014. On March 19, 2015, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2015.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)      Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)      Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/2/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/2/15

* Print the name and title of each signing officer under his or her signature.